SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                 FORM 8-K/A #1



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  July 13, 1994



                             WILLCOX & GIBBS, INC.
            (Exact name of registrant as specified in its charter)



                                   New York
                (State or other jurisdiction of incorporation)



      1-5731                                   13-1474527
(Commission File Number)           (IRS Employer Identification No.)



150 Alhambra Circle, Coral Gables, Florida   33134
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (305) 446-8000

      Item 7 of the Company's Report on Form 8-K dated July 13, 1994, is amended and restated to read in its entirety as follows:



ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (a)  Not applicable.

          (b)  Pro forma financial information.  The following pro forma financial information is filed herewith on the pages subsequent hereto:

                   Willcox & Gibbs, Inc. Pro Forma Condensed
                           Consolidated Balance Sheet as of
                           June 30, 1994 and Notes thereto.

          (c) Exhibits. The Index to Exhibits to this Report is incorporated herein by reference.

                          WILLCOX & GIBBS, INC.
              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              JUNE 30, 1994
                               (UNAUDITED)
                          (DOLLARS IN THOUSANDS)

     The following unaudited pro forma condensed consolidated balance sheet has been prepared to reflect the disposition by W&G of the assets of its apparel parts and supplies distribution operations ("Apparel"), and has been compiled from the unaudited balance sheet of W&G as of June 30, 1994. Pro forma adjustments are described in the notes following such balance sheet. This balance sheet is not necessarily indicative of the financial position of W&G as it would have been had the transaction occurred as of such date or of future financial position.

                                            ASSETS

                                                      W&G and                               W&G
                                                    Subsidiaries       Pro Forma         Pro Forma
                                                    (historical)      Adjustments       Consolidated
Current assets:
Cash........................................         $  16,981       $    25,589(1)       $   42,570
Accounts and notes receivable - net.........           143,044                               143,044
Inventories.................................           118,868                               118,868
Prepaid expenses and other current assets...             7,571                                 7,571
Deferred income taxes.......................               626                                   626
                                                      --------        ----------            --------
  Total current assets......................           287,090            25,589             312,679
Investment and noncurrent receivables.......             1,276             4,594(1)(3)         5,870
Property, plant and equipment - net.........            53,500                                53,500
Other assets................................             4,608                                 4,608
Deferred income taxes.......................               401                                   401
Cost in excess of net assets of acquired
  businesses - net..........................            46,523                                46,523
Net assets of discontinued operations.......            44,105           (44,105)(1)(3)          -0-
                                                      --------        ----------            --------
  Total.....................................          $437,503        $  (13,922)           $423,581
                                                      ========        ==========            ========

                                     LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Short-term debt...........................          $ 11,610           (11,610)(1)       $     -0-
  Current installments of long-term debt....            16,422                                16,422
  Accounts and notes payable - trade and
    other liabilities.......................           157,675                               157,675
  Income taxes payable......................               796              (540)(4)             256
                                                      --------        ----------            --------
  Total current liabilities.................           186,503           (12,150)            174,353
Long-term debt and other liabilities........           122,212                               122,212
Stockholders' equity:
  Common stock..............................            24,705                                24,705
  Capital surplus...........................            81,354                                81,354
  Retained earnings.........................            27,056              (687)(1)(2)(4)    26,369
  Cumulative foreign translation adjustment.            (1,026)            1,026(2)              -0-
  Marketable equity security adjustment.....              (875)              -0-                (875)
  Treasury stock............................            (2,426)           (2,111)(1)          (4,537)
                                                      --------        ----------            --------
    Total stockholders' equity..............           128,788            (1,772)            127,016
                                                      --------        ----------            --------
    Total...................................          $437,503        $  (13,922)           $423,581
                                                      ========        ==========            ========

- - ----------------------------------------------
See accompanying Notes to Pro Forma Condensed Consolidated Balance Sheet

                             WILLCOX & GIBBS, INC.
            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1994
                                  (UNAUDITED)
                            (DOLLARS IN THOUSANDS)




(1)  Sale of Apparel by W&G
     Cash paid...............................................       $38,564
     $3 million principal amount of subordinated
       debt of buyer, net discount...........................         2,300
     Warrants to purchase approximately 15% of buyer.........           700
     324,814 shares of W&G Common Stock......................         2,111
                                                                     ------
     Purchase price..........................................        43,675
     Estimated costs incurred in connection with the
       disposition...........................................         1,365
                                                                     ------
         Net Proceeds........................................        42,310

     Net Assets disposed of..................................        42,511
                                                                     ------
       Loss on disposition...................................        $  201
                                                                     ======

(2)  Write off of cumulative foreign translation adjustment..        $1,026
                                                                     ======

(3)  Reclassification of assets not sold.....................        $1,594
                                                                     ======

(4)  Tax benefit on items (1) and (2) at 44%.................        $  540
                                                                     ======


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     WILLCOX & GIBBS, INC.



                                     By /s/ Allan M. Gonopolsky
                                       ----------------------------------
Date:  November 3, 1994                 Allan M. Gonopolsky
                                        Vice President and
                                        Corporate Controller